UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE DEFINITIVE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[   ] Preliminary Information Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

INNOCAP, INC.

(Name of Registrant As Specified In Its Charter)

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INNOCAP, INC.

112 N. Walnut Street

PO Box 489

Jefferson, Texas 75657-0489

NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS IN LIEU OF A SPECIAL MEETING WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholder:

The enclosed information statement (the “Information Statement”) is provided on or about October 4, 2017 to the stockholders of record on October 5, 2017 (the “Record Date”) of Innocap, Inc., a Nevada corporation (the “Company,” “we,” “our,” “us,” or words of similar import) to advise the stockholders that our Board of Directors and stockholders holding a majority of our outstanding voting capital stock (the “Majority Stockholders”) have authorized and approved the INNOCAP, INC. AMENDED AND RESTATED 2017 NON-STATUTORY STOCK OPTION PLAN (the “Plan”).

The Plan allows the grant or award of non-statutory stock options or stock awards of up to 15,000,000 shares to officers, directors, employees and consultants to the Company as determined by the Committee established under the Plan Company, which is currently our sole director, Paul Tidwell, who also owns a majority of our issued and outstanding shares of common stock. The Majority Stockholder approved the Plan by written consent in lieu of a meeting on October 3, 2017, in accordance with Section 78.320 of the Nevada Revised Statues. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Plan. We are not asking you for a Proxy and you are requested not to send us a Proxy.

No action is required by you. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) calendar days after the date that the Definitive Information Statement is mailed to our stockholders of record on the Record Date. The Information Statement will be available to you on or about October 5, 2017.

Please feel free to call us at 903-926-1287 should you have any questions on the enclosed Information Statement.

For the Board of Directors of

Innocap, Inc.

By: /s/ Paul Tidwell

Name: Paul Tidwell

Title: Chief Executive Officer

INNOCAP, INC.

112 N. Walnut Street

PO Box 489

Jefferson, Texas 75657-0489

INFORMATION STATEMENT

Regarding actions taken by written consent of a majority of stockholders in lieu of a special meeting

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the stockholders of Innocap, Inc., a Nevada corporation (the “Company,” “we,” “our,” “us,” or words of similar import) in connection with the written consent in lieu of a special meeting (the “Written Consent”) by holders of a majority of our issued and outstanding voting securities (the “Majority Stockholders”) to approve the adoption of the approved the INNOCAP, INC. AMENDED AND RESTATED 2017 NON-STATUTORY STOCK OPTION PLAN (the “Plan”).

This action was approved by our sole director and majority shareholder on October 3, 2017 in accordance with Section 78.320 of the Nevada Revised Statutes.

This Information Statement is being delivered to inform our stockholders of record on September 19, 2017 (the “Record Date”) of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The corporate actions taken by the Written Consent will become effective as soon as possible, but not sooner than 20 days after the date that this Information Statement is first mailed to our stockholders. This Information Statement is first available to you on or about October 5, 2017. The entire cost of furnishing this Information Statement will be borne by us.

DISSENTERS’ RIGHTS

Under Nevada law, the Company’s stockholders are not entitled to appraisal or dissenters’ rights with respect to the adoption of the Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that would have been entitled to vote if a meeting was required to have been held regarding the adoption of the Plan consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business of October 5, 2017, the Record Date for determining our stockholders who would have been entitled to notice of and to vote on the Plan, was 140,075,000. As of the Record Date, the Majority Stockholder had 81,606,489 votes, or 58.3% of the votes.

Security Ownership of Principal Holders and Management

As of October 3, 2017, we had 140,075,000 shares of common stock outstanding which are held by 46 shareholders. The chart below sets forth the ownership, or claimed ownership, of certain individuals and entities. This chart discloses those persons known by the board of directors to have, or claim to have, beneficial ownership of more than 5% of the outstanding shares of our common stock as of October 5, 2017; of all our directors and executive officers of; and of our directors and officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of the common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Paul Tidwell 112 N. Walnut Street, PO Box 489, Jefferson, TX 75657**	81,606,489	58.3

Charles E. Hill & Associates, Inc. 112 N. Walnut Street, PO Box 489, Jefferson, TX 75657	10,000,000	7.1

Officers and Directors as a group (1 member)	81,606,489	58.3

** Excludes 1,000,000 shares of preferred stock issued to Paul Tidwell in May 2011. Each share of preferred stock is convertible into 50 shares of common stock.

Changes in Control

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Nevada Law

Pursuant to the Nevada Revised Statutes, shareholder approval of the Plan requires to be approved by written action of a majority of our shareholders. This approval was obtained by the written consent of the holders of a majority of our issued and outstanding voting securities. Alternatively, approval could have been considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Plan. The Company’s voting securities consist solely of common stock. Each share of common stock is entitled to one vote on any matter requiring stockholder vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors determined to utilize the written consent of the Majority Stockholder. The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

Resolutions to approve the Plan were approved by our sole director and Majority Shareholder by written consent on October 3, 2017, as permitted by Sections 78.315 and 78.320 of the Nevada Revised Statutes. These actions are also consistent with our existing Articles of Incorporation and Bylaws. The Majority Stockholder owned 58.3% of our outstanding voting securities as of the Record Date. No other votes or consents are required or necessary to adopt the amendment to and restatement of our Articles of Incorporation and none is being solicited hereunder.

Effective Date of the Plan

The effective date of the approval of the Plan will be a date that it has been approved by the holders of a majority of our outstanding shares.

Summary of the Plan

As set forth above, we have adopted the Amended and Restated 2017 Non-Statutory Stock Option Plan (the “Plan”), the nature and purpose of which is to compensate the Company’s officers, directors, employees, and consultants (hereafter, collectively, “Participants” or individually a “Participant”) for services rendered to the Company and to generate an increased incentive to contribute to the progress of the Company. The Plan is attached as an exhibit to this information statement and provides for the issuance of up to 15,000,000 shares of our common stock (par value $.001) in connection with common stock purchase options granted or stock grants under the Plan (grants of common stock purchase options or common stock grants are hereafter generically referred to as “Awards.” Awards under the Plan may be made at any time up until June 29, 2027 (the “Plan Expiration Date”).

The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective Awards (which need not be identical as to number of shares covered by any Award, the method of exercise as related to exercise in whole or in installments, or otherwise), including the Award price, and to interpret the provisions and supervise the administration of this Plan.

The purchase price of each share of Stock placed under Award shall be determined by the Board not be less than ten percent (10%) of the fair market value of such share on the date the Award is granted or more than the fair market value of such share on the date the Award is granted.

The Stock subject to this Plan shall consist of un-issued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose.

In the case of Awards that are option, the Award exercise period shall be a term determined by the Committee but not for a period of more than ten (10) years from the date of grant.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code. To the extent a Participant receives an Award of common stock purchase options with an exercise price below the fair value of the underlying common stock, such Participant may recognize ordinary income with respect to the difference between the exercise price and fair value or the fair value of the stock granted on the date of the grant. To the extent that a Participant receives an Award of common stock, the Participant will recognize ordinary income equal to the aggregate fair market value of the shares issued to the Participant as of the date of issuance.

The termination of a Participant’s directorship, employment, consulting relationship may result in the forfeiture of any unvested portion of an Award granted under the Plan. Moreover, any Award of common stock purchase options must be exercised within six months of the cessation of a Participant’s directorship, employment, or consulting relationship with the Company, as applicable. In the case of a Participant’s death, such exercise period is extended an additional six months. In the case of a Participant’s termination or removal for “cause” as defined in the Plan, any unvested portion of an Award of common stock purchase options or other securities shall be immediately forfeited to the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Plan, which is not shared by all other stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information as to the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. Copies can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

INNOCAP, INC.

AMENDED AND RESTATED

2017 NON-STATUTORY STOCK OPTION PLAN

1. Purpose of this Plan

This Non-Statutory Stock Option Plan (the “Plan”) is intended as an employment incentive, to aid in attracting and retaining in the employ or service of Innocap, Inc. (the “Company”), a Nevada corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options (“NSOs” or “Options”) which are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and for grants of common stock (“Stock Grants”).

2. Administration of this Plan

The Company’s Board of Directors (“Board”) may appoint and maintain as administrator of this Plan the Compensation Committee (the “Committee”) of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan. The Committee shall also have total authority and discretion with respect to the awarding of any Stock Grants

A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan’s provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

All NSOs and Stock Grants granted under this Plan are subject to, and may not be exercised or, in the case of Stock Grants, sold by the recipients thereof before, the approval of this Plan by the holders of a majority of the Company’s outstanding shares, and if such approval is not obtained, all NSOs and Stock Grants previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3. Designation of Participants

The persons eligible for participation in this Plan as recipients of NSOs or Stock Grants shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an “employee” until the effective date of the director’s resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs or Stock Grants may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs or Stock Grant(s), if the Committee shall so determine. Neither the granting of an NSO nor a Stock Grant shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4. Stock Reserved for this Plan

Subject to adjustment as provided in Paragraph 9 below, a total of 15,000,000 shares of Common Stock (“Stock”), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of un-issued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs or Stock Grants at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO or Stock Grant expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSOor Stock Grant may again be subjected to an NSO or Stock Grant under this Plan.

5. Option Price

The purchase price of each share of Stock placed under NSO shall be determined by the Board but not be less than ten percent (10%) of the fair market value of such share on the date the NSO is granted or more than the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a “last sale reported” system, such as NASDAQ, or (iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6. Exercise Period

a)The NSO exercise period shall be a term determined by the Committee but not for a period of more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

1)Upon termination of the optionee’s employment with the Company for cause;

2)At the expiration of twelve (12) months from the date of termination of the optionee’s employment with the Company for any reason other than death, without cause; provided, that if the optioned dies within such twelve month period, subclause (iii) below shall apply; or

3)At the expiration of fifteen (15) months after the date of death of the optioned.

b)“Employment with the Company” as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee’s transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee’s employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7. Exercise of Options

a)The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, un-purchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

b)NSOs may be exercised solely by the optioned during his lifetime, or after his death (with respect to the number of shares which the optioned could have purchased at the time of death) by the person or persons entitled thereto under the decedent’s will or the laws of descent and distribution.

c)The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefore. Payment shall be made either (i) in cash, represented by bank or cashier’s check, certified check or money order or (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company’s Common Stock which have been beneficially owned by the optioned, the optionee’s spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the “Delivered Stock”) in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.

8. Assignability

No NSO shall be assignable or otherwise transferable (by the optioned or otherwise) except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled “Transferable Options and Proxy Reporting” as indicated in Section A 1 through 4 inclusive and Section B thereof. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9. Reorganizations and Recapitalizations of the Company

a)The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

b)The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefore in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

c)If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optioned or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

d)Except as expressly provided above, the Company’s issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10. Purchase for Investment

Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11. Effective Date and Expiration of this Plan

This Plan shall be effective as of July 26, 2017, the date of its adoption by the Board, subject to the approval of the Company’s shareholders, and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on July 2, 2027 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12. Amendments or Termination

The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO or Stock Grant theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would:

a)Increase the total number of shares reserved for the purposes of this Plan or decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

b)Extend the NSO period provided for in Paragraph 6; or

c)Materially increase the benefits accruing to participants under this Plan; or

d)Materially modify the requirements as to eligibility for participation in this Plan; or

e)Extend the expiration date of this Plan as set forth in Paragraph 11.

13. Government Regulations

This Plan, and the granting and exercise of NSOs or the award of Stock Grants hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14. Liability

No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15. Miscellaneous.

The term “Affiliated Corporation” used herein shall mean any Parent or Subsidiary.

a)The term “Parent” used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

b)The term “Subsidiary” used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16. Options in Substitution for Other Options

The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis (“New Conditional Options”), no such New Conditional Option shall become exercisable in the absence of such employee’s consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17. Withholding Taxes

Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optioned concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optioned may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

18. Transferability in accordance With SEC Release No. 33-7646 entitled “Registration of Securities on Form S-8” as effective April 7, 1999

Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled “Registration of Securities on Form S-8” as effective April 7, 1999 and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercise by family members so that the rules governing the use of Form S-8 (a) do not impede legitimate intra family transfer of options and (b) may facilitate transfer for estate planning purposes - all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

CERTIFICATION OF PLAN ADOPTION

I, the undersigned Secretary of this Corporation, hereby certify that the foregoing Innocap, Inc. Non-Statutory Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding Common Stock of this corporation as of July 26, 2017.

/s/ Paul Tidwell

Paul Tidwell

President and Chief Financial Officer

OPTION AGREEMENT

The undersigned hereby grants _______________________ (pursuant to the Innocap, Inc. 2017 Non-Statutory Stock Option Plan dated July 26, 2017 attached hereto) an option to purchase _________ shares of Momentous Entertainment Group, Inc. (the “Corporation”).

Option Period. This option shall be for a period of ____ years from the date of this Option Agreement (“Option Period”).

Option Price. The option price shall be $___ per share for an aggregate of $___ if the entire shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefore. Payment shall be made either (i) in cash, represented by bank or cashier’s check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned’s Common Stock which have been beneficially owned by the optioned, the optioned’s spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the “Delivered Stock”) in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradable without restriction and which are part of a class of securities which has been listed for trading on the OTCQB system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: ___________

Innocap, Inc.

By:/s/Paul Tidwell

Paul Tidwell,

President